SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)..........June 2, 2000


                          STONE & WEBSTER, INCORPORATED
             (Exact name of registrant as specified in its charter)

            Delaware                    1-1228                   13-5416910
 (State or other jurisdiction   (Commission File Number)   (IRS Employer Number)
       of incorporation)

          245 Summer Street, Boston, MA                 02210
    (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (617) 589-5111









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Item 5.    Other Events.

     The text of registrant's press release dated June 2, 2000, announcing that the Company has signed a definitive sale agreement with Jacobs Engineering Group Inc. is included in Exhibit 99 to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         (99) Text of registrant's press release dated June 2, 2000









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      STONE & WEBSTER, INCORPORATED




                                      By:  /S/ THOMAS L. LANGFORD
                                           -------------------------------------
                                           Thomas L. Langford
                                           Executive Vice President
                                           and Chief Financial Officer

Date:  June 2, 2000








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